FIRST AMENDMENT TO SECURITY AGREEMENT

          THIS  FIRST  AMENDMENT  TO SECURITY  AGREEMENT  ("First
Amendment")  dated as of September 30, 1999, is made between  The
Exploration  Company of Louisiana, Inc. ("Grantor") and  Northern
Securities Limited ("Lender"), who agree as follows:

                            Recitals

          WHEREAS, the Grantor and the Lender entered into that certain Security Agreement dated as of May 17, 1999 (the "Security Agreement") in order to secure the full and punctual payment and performance of the indebtedness described therein (capitalized terms used but not defined herein shall have the meaning given to them in the Security Agreement); and

          WHEREAS, XCL Land, Ltd. ("XCL Land") (formerly the general partner of the Partnership) assigned a 1% general partnership interest in the Partnership to XCL-Texas, Inc. and withdrew as general partner of the Partnership; and

          WHEREAS, XCL Land's remaining partnership interest was converted to a limited partnership interest and, thereafter, XCL
Land merged with and into Grantor; and

          WHEREAS, as a result of the merger, Grantor succeeded by operation of law to all of the assets and liabilities of XCL
Land, including but not limited to the Note; and

          WHEREAS, as a further result of the merger, Grantor owns a 99% limited partnership interest in the Partnership and Grantor acknowledges and agrees that Lender's security interest pursuant to the Security Agreement covers Lender's applicable percentage of Grantor's entire 99% limited partnership interest.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section  1.  Amendments  to  Security  Agreement.   The
Security Agreement is hereby amended as follows:

          (a) The phrase "XCL Land, Ltd. ("XCL Land")" is hereby replaced with the word "Grantor."

          (b) All other references to "XCL Land" are hereby replaced with "Grantor."

          (c) The address in Section 8 is hereby amended to read 3639 Ambassador Caffery Parkway, Suite 400, Lafayette,
Louisiana 70503.

          Section 2. Effect of Amendment. Except as expressly amended hereby and except as to the collateral released pursuant hereto, the Security Agreement shall remain in full force and effect.

          Section 3. Titles of Sections. All titles or headings to sections of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

          Section 4. Governing Law. This First Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

          Section 5. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Grantor and the Lender have caused this First Amendment to be duly executed as of the date first above written.

WITNESSES:                    GRANTOR:

                              THE EXPLORATION COMPANY
                              OF LOUISIANA, INC.


_________________________     By:________________________________
Name:____________________        Name:___________________________
        (Please Print)          Title:__________________________


_________________________
Name:____________________
        (Please Print)


                              LENDER:

                              NORTHERN SECURITIES LIMITED


_________________________     By:________________________________
Name:____________________        Name:___________________________
        (Please Print)          Title:__________________________

_________________________
Name:____________________
        (Please Print)